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                                                                    EXHIBIT 99.2

        ADDITIONAL INFORMATION REGARDING CONDITIONS IN COMMITMENT LETTER

AS DESCRIBED IN ITEM 8.01 OF THE FORM 8-K TO WHICH THIS EXHIBIT 99.2 IS ATTACHED, EACH PREPAYMENT INSTALLMENT BY AMEX TO DELTA UNDER THE COMMITMENT LETTER ENTERED INTO BETWEEN AMEX AND DELTA IS SUBJECT TO SIGNIFICANT CONDITIONS PRECEDENT. THESE CONDITIONS ARE AS FOLLOWS:

CONDITIONS TO INITIAL INSTALLMENT: The obligation of Amex to pay the initial prepayment installment (the "Initial Installment") shall be subject to the satisfaction of the following conditions and other conditions reasonably required by Amex:

        (i) if Delta or any of its subsidiaries (the "Delta Companies") is subject to a proceeding under the Bankruptcy Code (as hereinafter defined), then all Delta Companies (other than the two Delta Companies that are captive insurance companies, Guardant, Inc. and non-United States subsidiaries) shall be subject to a proceeding under the Bankruptcy Code and shall have satisfied the applicable conditions described in "Treatment of Prepayment Transaction in Bankruptcy" below.

        (ii) if no Delta Company is subject to a proceeding under the Bankruptcy Code: (A) (x) completion of the exchange offer with respect to the issuance of certain 9.5% Senior Secured Notes due 2008 on substantially the terms set forth in the current offering memorandum related thereto or on other terms reasonably satsisfactory to Amex, and (y) with respect to the Third Party Loan Facility, (i) the term loan thereunder shall have been fully drawn upon by Delta pursuant to the terms thereof, (ii) the full amount of the revolving loan thereunder shall be available to be drawn upon by Delta (subject to any liquidation, maintenance or other reserve required under the Third Party Loan Facility), and (iii) no default or event of default thereunder shall have occurred and be continuing or would result from the making of the Initial Installment, and (B) Delta shall have delivered a certificate of its chief financial officer that Delta has determined that there are anticipated annual benefits sufficient for the Delta Companies to achieve financial viability by way of an out-of-court restructuring, including reduction of pilot costs (before employee reward programs) of at least $1 billion annually by 2006 and achievement of other benefits of at least $1.7 billion annually by 2006 (in addition to the $2.3 billion of annual benefits expected to be achieved by the end of 2004 through previously implemented profit improvement initiatives).

        (iii) continued effectiveness in accordance with their terms, of extensions of, and amendments of, the Co-Brand Agreement, the Membership Rewards Agreement, and the Card Service Agreement, and all other material agreements related thereto, each in a manner acceptable to Amex in its sole discretion.

        (iv) evidence reasonably satisfactory to Amex of approval by the board of directors of Delta, Delta Loyalty Management Services, Inc. ("Delta Loyalty") and each other guarantor of the obligations of Delta under the definitive agreement (the "Guarantors") and all other necessary approval of Delta, Delta Loyalty and each other Guarantor of the prepayment transaction;

        (v) satisfaction of Amex, acting reasonably and in good faith, with the nature, priority and amount of collateral security provided by Delta and the Delta subsidiaries with respect to Delta's obligations under the prepayment transaction (the "Obligations"), solely to the extent that information relating to such nature, priority and amount has not been received, reviewed and approved by Amex acting reasonably and in good faith on or before the date of the Commitment Letter, and that the aggregate liens against the collateral shall secure only the Obligations, the Third Party Loan Facility (which liens shall be prior to or subordinate to the liens securing the Obligations as more specifically set forth herein), and other third party obligations reasonably acceptable to Amex (which liens shall be subordinate to the liens securing the Obligations);

        (vi) there shall have been (i) no material adverse change in the business or financial condition of the Delta Companies taken as a whole from that shown in Delta's last filed 10-K, as updated by Delta's subsequent public filings delivered by a Delta Company to Amex prior to the date of the


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                Commitment Letter, (ii) no litigation commenced which would reasonably be expected to have a material adverse impact on the ability of the Delta Companies to repay the advance payments or which challenges the legality or enforceability of the prepayment transactions, and (iii) absence of material inaccuracy in material information (other than projections, which shall have been prepared in good faith based upon assumptions that are believed by the Delta Companies to be reasonable at the time made) taken as a whole furnished by Delta and/or Delta subsidiaries to Amex in connection with the prepayment transaction and not corrected prior to the making of the Initial Installment by subsequent information provided to Amex; provided that a "material adverse change" shall not be deemed to have occurred solely by virtue of (x) the fact that one or more Delta Companies is a debtor under the Bankruptcy Code so long as the Delta Companies have complied with the provisions described in "Treatment of the prepayment transaction in Bankruptcy" below, or (y) the occurrence of any event, change or condition that has been reflected in the then current business plan that is acceptable to Amex.

        (vii) to the extent that Delta or the Delta Companies make any change in the business plan of Delta or the Delta Companies after the date of the Commitment Letter that differs (in Amex's reasonable judgment) materially and adversely from the current business plan of Delta and the Delta Companies, Delta shall deliver information reasonably requested by Amex with respect to such change (including, without limitation, information with respect to the effect of such change on the Delta Companies' debt restructuring program) and Amex shall be reasonably satisfied therewith.

        (viii) execution and delivery of the prepayment transaction documents and all documents and instruments ancillary thereto (including such other agreements, collateral instruments and documents, opinions, and certifications), and delivery of such information in each case, as Amex may require in its reasonable judgment with respect to the prepayment transaction and the Amex/Delta Agreements and the Card Service Agreement.

CONDITIONS TO FINAL INSTALLMENT: The obligation of Amex to pay the final prepayment installment (the "Final Installment") shall be subject to the satisfaction as of the date of the Final Installment of the conditions in clauses (i), (iii) and (vii) above to payment of the Initial Installment and the satisfaction of the following additional conditions:

        (i) no material default to be mutually agreed to by the parties to the prepayment transaction documents and no event of default (in each case other than a bankruptcy default or event of default so long as all of the Delta Companies (other than the two Delta Companies that are captive insurance companies, Guardant and non-United States subsidiaries) are subject to a proceeding under the Bankruptcy Code and complied with the provisions described in "Treatment of the prepayment transaction in Bankruptcy" below) shall have occurred and be continuing under the prepayment transaction or any other indebtedness or other liabilities or contract material to the Delta Companies taken as a whole.

        (ii) all of the representations and warranties made by the Delta Companies in the prepayment transaction documentation shall be true and correct in all material respects as of the date of the making of the Final Installment (other than representations and warranties made as of a specified date, which shall be true and correct as of such date).

        (iii) there shall have been (i) no material adverse change in the business or financial condition of the Delta Companies taken as a whole from the date of the Initial Installment, (ii) no litigation commenced which would reasonably be expected to have a material adverse impact on the ability of the Delta Companies to repay the advance payments or which challenges the legality or enforceability of the prepayment transactions, and (iii) absence of material inaccuracy in material information (other than projections, which shall have been prepared in good faith based upon assumptions that are believed by the Delta Companies to be reasonable at the time made) taken as a whole, furnished by Delta and/or Delta subsidiaries to Amex in connection with the prepayment transaction and not corrected prior to the making of the Initial Installment by subsequent information provided to Amex; provided that a "material adverse change" shall not be deemed to have occurred solely by virtue of (x) the fact that one or more Delta Companies is a debtor under

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                the Bankruptcy Code so long as the Delta Companies have complied with the provisions described in "Treatment of the prepayment transaction in Bankruptcy" below, or (y) the occurrence of any event, change or condition that has been reflected in the then current business plan that is acceptable to Amex.

        (iv) Delta Companies shall be in compliance as of the last day of the month immediately preceding the proposed payment date for the Final Installment with the financial covenants.

TREATMENT OF PREPAYMENT TRANSACTION IN BANKRUPTCY:

(A) In the event that the Delta Companies (other than the two Delta Companies that are captive insurance companies, Guardant and non-United States subsidiaries) shall become the subject of proceedings (the "Bankruptcy Cases") for reorganization pursuant to Chapter 11 of Title 11, United States Code (the "Bankruptcy Code") prior to the date on which Amex has made all advance payments to Seller required pursuant to the prepayment transaction, then:

        (i) the following shall be additional conditions precedent to the making of any additional advance payments:

                (a) the Delta Companies shall obtain interim (the "Interim Approval Order") and/or final (the "Final Approval Order", and collectively with the Interim Approval Order, the "Approval Order") orders, in form and substance reasonably acceptable to Amex, from the bankruptcy court having jurisdiction over the Bankruptcy Cases (the "Bankruptcy Court"):

                        (I) authorizing and approving the prepayment transaction and the incurring of secured indebtedness by the Delta Companies thereunder pursuant to Bankruptcy Code ss. 364;

                        (II) approving the Delta Companies' assumption pursuant to Bankruptcy Code ss. 365(a) (to the extent not previously assumed pursuant to order of the Bankruptcy Court) of the Card Service Agreement (as amended by the "Chapter 11 Addendum" thereto in such form and substance as shall have been agreed upon by Amex and Seller as of the initial closing of the prepayment transaction), other agreements pursuant to which Amex (x) acts in its capacity as travel agent, tour operator or similarly related capacity on behalf of Delta or (y) issues commercial card products to the Delta Companies' employees to charge business-related travel and entertainment expenses, as well as procurement items such as office supplies, which are used in the ordinary course of the operation of the Delta Companies' business and which commercial card accounts are an integral part of the Delta Companies' cash management and accounting functions (collectively, with the Airline Card Services Agreement, the "TRS Agreements") and the Amex/Delta Agreements;

                        (III) granting super-priority administrative expense status to the post-petition advance payments, post-petition Obligations arising under the Card Service Agreement and in respect of adequate protection of Amex' interests in the collateral, pursuant to Bankruptcy Code ss.ss. 363(e) and 364(c)(1), senior to all expenses and claims against the Delta Companies and their respective estates, and subject only to such carve-outs as are usual and customary (the "Carve-Out"); provided, however, that with respect to the super-priority claims of Amex and the super-priority claims granted with respect to such amount of the Third Party Loan Facility as was accrued and/or outstanding prior to the commencement of the Bankruptcy Cases (the "Third Party Pre-Petition Facility") and the Third Party DIP Facility (as hereinafter defined), the following order of super-priority shall apply, and which order of super-priority shall also be memorialized (if



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                                necessary) in intercreditor agreements between
                                Amex and the respective agents and/or lenders under the Third Party Pre-Petition Facility and the Third Party DIP Facility: FIRST, super-priority claims for incremental liquidity provided pursuant to the Third Party DIP Facility; second, super-priority claims for post-petition advance payments and super-priority claims for post-petition Obligations arising under the Card Service Agreement, as allocated by Amex in its discretion; THIRD, super-priority claims for adequate protection of pre-petition advance payments and pre-petition Obligations arising under the Card Service Agreement, and super-priority claims for adequate protection of the Delta Companies' pre-petition indebtedness and obligations under the Third Party Pre-Petition Facility, pari passu;

                        (IV) confirming that, pursuant to Bankruptcy Code ss. 364(c), the collateral and all liens, offset rights, recoupment rights and/or security interests therein, are security for any and all Obligations and for Amex' adequate protection claims with respect to the pre-petition Obligations, subject to the Carve-Out and having priorities consistent with these provisions and Intercreditor Agreements;

                        (V) providing that any debtor-in-possession credit facility, including without limitation one rolling over and/or refinancing the Third Party Pre-Petition Facility (a "Third Party DIP Facility"), shall not encumber the collateral in any manner inconsistent with these provisions and any Intercreditor Agreements;

                        (VI) providing that other than with respect to the Third Party DIP Facility, the Bankruptcy Court shall not encumber the collateral with any lien or security interest which is equal or senior in priority to the liens and security interests therein granted to Amex pursuant thereto;

                        (VII) containing protections with respect to the post-petition advance payments and post-petition Obligations under the Card Service Agreement that are commensurate with the protections afforded to the agents and lenders under such debtor-in-possession financing orders as are entered with respect to any Third Party DIP Facility, and granting Amex junior liens on any assets of the Delta Companies' estates encumbered as security for the Third Party DIP Facility that were not encumbered as security for the Third Party Loan Facility as of the commencement of the Bankruptcy Cases; and

                        (VIII) containing such other provisions as are usual and customary with respect to debtor-in-possession credit facilities extended to borrowers similar to the Delta Companies;

                (b) the terms and conditions of any Third Party DIP Facility and/or any other debtor-in-possession credit facility and any Bankruptcy Court orders approving and authorizing same, including without limitation the cross-default, intercreditor and/or subordination provisions thereof, shall be consistent with these provisions and any Intercreditor Agreements, and otherwise in form and substance acceptable to Amex in its discretion;

                (c) the Delta Companies' post-petition business plan (including any financing component thereof) shall be acceptable to Amex in its discretion;

                (d) contemporaneous with the filing of any application, motion or other pleading by the Delta Companies that contemplates the public filing of any of the Amex/Delta Agreements, the Card Service Agreement or any other of the TRS Agreements that Amex reasonably requests be protected and/or kept confidential, the Delta Companies shall use best efforts to obtain a protective order with respect thereto similar to the "Order Authorizing The Filing Of Certain Documents Under Seal" dated December 11, 2002 entered in IN RE UAL



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                        CORPORATION, ET AL., DEBTORS, U.S. Bankruptcy Court for
                        the Northern District of Illinois, case no. 02-B-48191.

                (e) all "first-day" and related orders entered by the Bankruptcy Court shall be in form and substance reasonably acceptable to Amex;

        (ii) clauses (ii) and (vii) of "Conditions to Initial Installment" as set forth above shall be without force or effect, and clause
                (ii) of the "Conditions to Final Installment" as set forth above shall be without force or effect to the extent that the Bankruptcy Cases or the conditions that led to the Bankruptcy Court proceedings of the applicable Delta Companies cause the conditions in such clauses not to be satisfied. The existence of bankruptcy litigation, the failure to make payments or otherwise perform under agreements with third parties (i.e., persons other than Amex and its affiliates) based upon the existence of the automatic stay resulting from the Bankruptcy Case will not affect the conditions set forth in "Conditions to Initial Installment" and "Conditions to Final Installment" above so long as the existence of such litigation and such failures to pay and/or perform do not adversely affect Amex;

        (iii) the following shall be additional events of default: (a) the conversion or dismissal of the Bankruptcy Cases, (b) the appointment of a Chapter 11 trustee or examiner with expanded powers and/or powers of a Chapter 11 trustee in the Bankruptcy Cases, (c) confirmation of plan of reorganization which is not acceptable to Amex with respect to the treatment of Amex's claims and liens, and is not otherwise reasonably acceptable to Amex, and (d) the Approval Order or any other Bankruptcy Court order authorizing the assumption of the Amex/Delta Agreements and/or the TRS Agreements is reversed, vacated or stayed or, in a manner material and adverse to Amex, amended, supplemented or otherwise modified; and

        (iv) subject to the satisfaction of the conditions set forth in clauses (i), (ii) and (iii) above, the commencement of the Bankruptcy Cases shall not be an event of default, nor shall any Delta Company's rejection of or resulting or deemed default under an executory contract or lease, or its attempted recharacterization of a lease as a financing transaction, or contested matters, adversary proceedings or similar litigation to which Amex is a party in interest, so long as such actions do not adversely affect Amex.

(B) In the event that the Delta Companies shall become the subject of Bankruptcy Cases on or after the date on which Amex has made all advance payments to Seller required pursuant to the prepayment transaction, then:

        (i) the Delta Companies shall obtain interim (the "Interim Adequate Protection Order") and/or final (the "Final Adequate Protection Order", and collectively, the "Adequate Protection Order") orders from the Bankruptcy Court providing adequate protection of Amex' interests in the collateral and otherwise protecting Amex' rights with respect to the Delta Companies, which orders, as presented to the Bankruptcy Court for approval, shall be in such form and substance as shall have been agreed upon by Amex and Seller as of the commencement of the Bankruptcy Cases and which shall, among other things:

                (a) approve the Delta Companies' assumption pursuant to Bankruptcy Code ss. 365(a) (to the extent not previously assumed pursuant to order of the Bankruptcy Court) of the TRS Agreements (the Card Service Agreement being assumed as amended by the "Chapter 11 Addendum" thereto in such form and substance as shall have been agreed upon by Amex and Seller as of the initial closing of the prepayment transaction) and the Amex/Delta Agreements;

                (b) grant, as adequate protection of Amex' interests in the collateral, super-priority administrative expense status, as set forth in clause "(A)(i)(a)(III)" above;


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                (c)     grant, as adequate protection of Amex' interests in the
                        collateral, replacement and additional liens, offset rights, recoupment rights and/or security interests in and with respect to the collateral, subject to the Carve-Out and having priorities consistent with these provisions and any Intercreditor Agreements, as security for such adequate protection claim;

                (d) provide that any interests in the collateral granted by the Bankruptcy Court pursuant to any adequate protection orders entered with respect to the Third Party Pre-Petition Facility or pursuant to any Third Party DIP Facility shall not encumber the collateral in any manner inconsistent with these provisions and any Intercreditor Agreements;

                (e) provide that other than with respect to the Third Party DIP Facility, the Bankruptcy Court shall not encumber the collateral with any lien or security interest which is equal or senior in priority to the liens and security interests therein granted to Amex pursuant thereto;

                (f) contain protections with respect to the advance payments and Obligations under the Card Service Agreement no less favorable to Amex than the protections afforded to the agents and lenders under such adequate protection orders as are entered with respect to the Third Party Pre-Petition Facility, and grant Amex junior liens on any assets of the Delta Companies' estates encumbered as adequate protection for the Third Party Pre-Petition Facility that were not encumbered as security for the Third Party Pre-Petition Facility as of the commencement of the Bankruptcy Cases;

                (g) provide that the terms and conditions of any Third Party DIP Facility and/or any other debtor-in-possession credit facility and any Bankruptcy Court orders approving and authorizing same, including without limitation the cross-default, intercreditor and/or subordination provisions thereof, shall be consistent with these provisions and any Intercreditor Agreements, and otherwise in form and substance acceptable to Amex in its discretion;

                (h) the Delta Companies' post-petition business plan (including any financing component thereof) shall be acceptable to Amex in its discretion; and

                (i) contain such other provisions as are usual and customary with respect to adequate protection orders entered in Chapter 11 cases of borrowers similar to such Delta Companies;

        (ii) contemporaneous with the filing of any application, motion or other pleading by the Delta Companies that contemplates the public filing of any of the Amex/Delta Agreements, the Card Service Agreement or any other of the TRS Agreements that Amex reasonably requests be protected and/or kept confidential, the Delta Companies shall use best efforts to obtain a protective order with respect thereto similar to the "Order Authorizing The Filing Of Certain Documents Under Seal" dated December 11, 2002 entered in IN RE UAL CORPORATION, ET AL., DEBTORS, U.S. Bankruptcy Court for the Northern District of Illinois, case no. 02-B-48191.

        (iii) subject to the satisfaction of the conditions set forth in clause (i) above, the commencement of the Bankruptcy Cases shall not be an event of default.

DELTA HAS NOT RECEIVED A COMMITMENT WITH RESPECT TO THE THIRD PARTY LOAN FACILITY OR THE THIRD PARTY DIP FACILITY DESCRIBED ABOVE. ANY NEW NOTES ISSUED IN CONNECTION WITH THE EXCHANGE OFFER WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS.

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